UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100, BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01            Other Events.

On March 18, 2008, the Board of Directors of Chindex International, Inc. (the “Company”) unanimously approved a three-for-two stock split of all shares of the Company’s Common Stock, par value $0.01 per share, including its Class B Common Stock.  Stockholders of record as of the close of business on April 1, 2008 will receive one-half additional share of Common Stock for each share owned on that date in the form of a stock dividend.  Certificates representing the additional shares will be distributed on or about April 16, 2008.

Item 9.01             Financial Statements and Exhibits

(c)         Exhibits

Exhibit Number	Description
99.1	Press Release of Chindex International, Inc., dated March 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2008

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release of Chindex International, Inc., dated March 18, 2008